VARIABLE INSURANCE FUNDS

AmSouth Large Cap Fund
AmSouth Mid Cap Fund
AmSouth Enhanced Market Fund
AmSouth International Equity Fund

Supplement dated July 19, 2005
to the Prospectus and Statement of Additional Information dated May 1, 2005

The Board of Trustees of Variable Insurance Funds has approved a Plan of Liquidation and Dissolution with respect to the above-referenced Funds whereby each such Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholder's of record. Under the Plan of Liquidation and Dissolution, each Fund will promptly wind up its business and affairs. The date of liquidation for the Funds currently is anticipated to be on or about September 30, 2005 (the "Liquidation Date").

Each Fund may continue to accept orders to purchase shares of the Fund (including reinvestments of dividends), although each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. However, insurance companies for whose separate accounts a Fund serves as an investment option may limit or prohibit continued investments in such Fund by new or existing investors. In light of the impending liquidation of the Funds, investors may wish to consult their variable contract prospectuses and consider other investment options that may be available under their contracts. Investors may continue to redeem shares of the Funds through the Liquidation Date.

On or before the Liquidation Date, all portfolio securities of each Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, each Fund will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder's proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

Investors should retain this supplement for future reference.